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                                                                   EXHIBIT 10.19

NAME OF SUBSCRIBER: _____________________________

TO:  GLENN MICHAEL FINANCIAL, INC.
     534 BROAD HOLLOW ROAD
     MELVILLE, NEW YORK 11747

                             SUBSCRIPTION AGREEMENT

     This Subscription Agreement (this "Agreement") is being delivered to you in connection with your investment in a publicly-traded company ("Pubco") and the anticipated merger (the "Merger") of Presby Acquisition Corp., a wholly-owned subsidiary of Pubco, with and into Presby Corp., a Delaware corporation ("Presby" or the "Company"). Your obligation to invest in Pubco shall be subject to, among other things, (a) the notification to you of the identity of Pubco and
(b) your receipt of the draft current report on Form 8-K in accordance with
Section 2.1 below. Glen Michael Financial, Inc. shall serve as the Placement Agent of Pubco (the "Placement Agent") in conducting a private placement (the "Private Placement") of units ("Units"), each Unit consisting of (i) 50,000 shares of Pubco's common stock ("Common Stock"), and (ii) a detachable warrant to purchase 25,000 shares of Common Stock ("Warrant" and, together with the Common Stock, "Securities"), at an exercise price of $2.50 per share from issuance until the third anniversary of the closing of the Merger. The purchase price per Unit is $100,000. All funds received in the Private Placement shall be held in escrow by the law firm of Greenberg Traurig, LLP (the "Escrow Agent") and, upon fulfillment of the other conditions precedent set forth herein, shall be released from escrow and delivered to Pubco at which time the securities subscribed for as further described below shall be delivered, subject to Section 8 hereof, to you.

1.   SUBSCRIPTION AND PURCHASE PRICE

     1.1 SUBSCRIPTION. Subject to the conditions set forth in Section 2 hereof, the undersigned hereby subscribes for and agrees to purchase the number of Units indicated on page C-10 hereof on the terms and conditions described herein. The minimum number of Units that may be purchased is one (1). Subscriptions for lesser amounts may be accepted at the discretion of Pubco and the Placement Agent.

     1.2 PURCHASE OF SECURITIES. The undersigned understands and acknowledges that the purchase price to be remitted to the Placement Agent in exchange for the Unit(s) shall be $100,000 per Unit, for an aggregate purchase price of $__________ (the "Aggregate Purchase Price"). The Securities underlying the Units subscribed for hereunder shall be issued in two tranches. The first tranche of such Securities (the "First Tranche") shall consist of fifty percent (50%) of the number of shares of Common Stock and the number of Warrants underlying the Units subscribed for hereunder. The second tranche of such Securities (the "Second Tranche") shall consist of fifty percent (50%) of the number of shares of Common Stock and the number of Warrants underlying the Units subscribed for hereunder. Payment for the Units subscribed for hereunder shall be made by the undersigned, by check or wire transfer to the Escrow Agent, pursuant to the terms of the Escrow Agreement attached hereto, (a) with respect to the First Tranche, contemporaneously with the undersigned's delivery of this Agreement to the Placement Agent and (b) with respect to the Second Tranche, within five (5) Business Days (as hereinafter defined) following receipt of notice from the Company or the Placement Agent that the conditions to the consummation of the Final Closing (as defined in Section 2.2 hereof) set forth in Section 2.3 have been satisfied. The undersigned understands and agrees that, subject to Sections 2.1(a) and 2.3 and applicable laws, by executing this Agreement, it is entering into a binding agreement to acquire both the First Tranche and the Second Tranche, and may not subsequently elect not to acquire any such Securities. The

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undersigned further understands and acknowledges that the undersigned, pursuant to Section 8 hereof, is pledging the Securities deliverable at the Initial Closing (as defined in Section 2.2 hereof) to the Company to secure the undersigned's obligation to acquire the Second Tranche.

2.   ACCEPTANCE AND CLOSING PROCEDURES

     2.1     ACCEPTANCE OR REJECTION.

             (a) The undersigned and the Placement Agent understand and agree that this subscription shall be revocable by the undersigned up until five (5) days after a Draft Form 8-K (as defined in Section 5.1 hereof) is prepared and sent to the undersigned (at the address set forth on the signature page of this Agreement) in accordance with the terms and conditions set forth in Section 4 hereof (the "Revocation Period"). Provided that the undersigned shall not have, within the Revocation Period, delivered a written notice via facsimile to the Escrow Agent (to the attention of Spencer G. Feldman) at (212) 801-6400, electing to withdraw his subscription, the obligation of the undersigned to purchase the Units shall become irrevocable, and the undersigned shall be legally bound to purchase the Units subject to the terms set forth in this Agreement.

             (b) The undersigned understands and agrees that Pubco and the Placement Agent reserve the right to reject this subscription for the Units in whole or part in any order at any time prior to the Initial Closing (as defined below) if, in their reasonable judgment, they deem such action in the best interest of Pubco, notwithstanding the undersigned's prior receipt of notice of acceptance of the undersigned's subscription.

             (c) In the event of the revocation of this subscription by the undersigned in accordance with Section 2.1(a), rejection by Pubco or the Placement Agent in accordance with Section 2.1(b), or the sale of the Units is not consummated by the Placement Agent for any reason, this Agreement and any other agreement entered into between the undersigned and the Placement Agent relating to this subscription shall thereafter have no force or effect, and the Placement Agent shall promptly return or cause to be returned to the undersigned the purchase price remitted to the Escrow Agent, without interest thereon or deduction therefrom.

             (d) Notwithstanding anything to the contrary contained in this Agreement, in the event that the Merger is not effective on or before the date that is sixty (60) days after the date of this Agreement, the Placement Agent shall promptly return or cause to be returned to the undersigned the purchase price remitted to the Escrow Agent, without interest thereon or deduction therefrom.

     2.2     CLOSINGS.

             The closing (the "Initial Closing") of the purchase and sale of the First Tranche shall take place at the offices of Greenberg Traurig, LLP, counsel to Pubco, at 200 Park Avenue, 15th Floor, New York, New York 10166, or such other place as determined by the Placement Agent, on the first (1st) Business Day immediately following the Revocation Period (the "Initial Closing Date"), or such other date as is mutually agreed to by the parties and the undersigned. The closing (the "Final Closing" and, together with the Initial Closing, the "Closings") of the purchase and sale of the Second Tranche shall take place at the aforementioned offices of Greenberg Traurig, LLP, or such other place as determined by the Placement Agent, as soon as reasonably practicable following satisfaction of the conditions set forth in Section 2.3. "Business Day" shall mean from the hours of 9:00 a.m. (E.S.T.) through 5:00 p.m. (E.S.T.) of a day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required to be closed.

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     2.3     CONDITIONS TO FINAL CLOSING.

             Notwithstanding anything to the contrary contained in this Agreement, the Final Closing shall not occur until such time as 1) the initiation of the Company's Phase II U.S. Food & Drug Administration clinical trial for the treatment of Presbyopia; 2) the earlier of (a) the receipt of regulatory approval from Health Canada to commercialize the Company's treatment for POA Glaucoma and/or Ocular Hypertension or (b) the completion, after the Merger Closing, of 500 surgical procedures (eyes) in Canada and/or the European Union utilizing the Focal One Implant for the treatment of POA Glaucoma or Ocular Hypertension; and 3) as to all purchasers other than CIBA, the concurrent Second Tranche investment by CIBA of $1,250,000.

3.   INVESTOR'S REPRESENTATIONS AND WARRANTIES

             The undersigned hereby acknowledges, agrees with and represents and warrants to the Placement Agent and its affiliates, as follows:

             (a) The undersigned has full power and authority to enter into this Agreement, the execution and delivery of which has been duly authorized, if applicable, and this Agreement constitutes a valid and legally binding obligation of the undersigned.

             (b) The undersigned acknowledges his understanding that the offering and sale of the Units is intended to be exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), by virtue of
Section 4(2) of the Securities Act and the provisions of Regulation D promulgated thereunder ("Regulation D"). In furtherance thereof, the undersigned represents and warrants to the Placement Agent and its affiliates as follows:

                  (i) The undersigned realizes that the basis for the exemption from registration may not be available if, notwithstanding the undersigned's representations contained herein, the undersigned is merely acquiring the Units for a fixed or determinable period in the future, or for a market rise, or for sale if the market does not rise. The undersigned does not have any such intention.

                  (ii) The undersigned is acquiring the Unit(s) solely for the undersigned's own beneficial account, for investment purposes, and not with view to, or resale in connection with, any distribution of the shares of Common Stock, including such shares into which the Warrants are exercised, underlying such Unit(s).

                  (iii) The undersigned has the financial ability to bear the economic risk of his investment, has adequate means for providing for his current needs and contingencies and has no need for liquidity with respect to his investment in the Company;

                  (iv)   _____________ [insert name of Purchaser Representative:
             IF NONE, SO STATE] has acted as the undersigned's Purchaser Representative for purposes of the private placement exemption under the Securities Act. If the undersigned has appointed a Purchaser Representative (which term is used herein with the same meaning as given in Rule 501(h) of Regulation D), the undersigned has been advised by his Purchaser Representative as to the merits and risks of an investment in the Company in general, and the suitability of an investment in the Units for the undersigned in particular; and

                  (v) The undersigned (together with his Purchaser Representative(s), if any) has such knowledge and experience in financial and business matters as to be capable of

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             evaluating the merits and risks of the prospective investment in the Units. If other than an individual, the undersigned also represents it has not been organized for the purpose of acquiring the Units.

             (c) The information in the Accredited Investor Questionnaire completed and executed by the undersigned (the "Investor Questionnaire") is accurate and true in all respects, and the undersigned is an "accredited investor," as that term is defined in Rule 501(a) of Regulation D.

             (d) The undersigned (and his Purchaser Representative, if any) has been furnished with a copy of the Confidential Private Placement Memorandum, dated October 29, 2002, together with all annexes thereto (as such documents may be amended or supplemented, the "Memorandum"), relating to the private placement by Pubco of the Units.

             (e) The undersigned is not relying on the Placement Agent or its affiliates with respect to economic considerations involved in this investment. The undersigned has relied on the advice of, or has consulted with only the person(s), if any, named as Purchaser Representative(s) herein. Each Purchaser Representative, if any, is capable of evaluating the merits and risks of an investment in the Units as such are described in the Memorandum, and each Purchaser Representative, if any, has disclosed to the undersigned in writing (a copy of which is annexed to this Agreement) the specific details of any and all past, present or future relationships, actual or contemplated, between himself and the Placement Agent or any affiliate or subsidiary thereof.

             (f) The undersigned represents, warrants and agrees that he will not sell or otherwise transfer the shares of Common Stock (including such shares into which the Warrants are exercisable) or Warrants without registration under the Securities Act or an exemption therefrom, and fully understands and agrees that he must bear the economic risk of his purchase because, among other reasons, neither the shares of Common Stock nor the Warrants have been registered under the Securities Act or under the securities laws of any state and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act and under the applicable securities laws of such states, or an exemption from such registration is available. In particular, the undersigned is aware that the shares of Common Stock and Warrants are "restricted securities," as such term is defined in Rule 144 promulgated under the Securities Act ("Rule 144"), and they may not be sold pursuant to Rule 144 unless all of the conditions of Rule 144 are met. The undersigned also understands that, except as otherwise provided herein, the Company is under no obligation to register the shares of Common Stock or Warrants on his behalf or to assist him in complying with any exemption from registration under the Securities Act or applicable state securities laws. The undersigned understands that any sales or transfers of the shares of Common Stock and Warrants are further restricted by state securities laws and the provisions of this Agreement.

             (g) No representations or warranties have been made to the undersigned by Pubco, Presby or the Placement Agent, or any of their respective officers, employees, agents, affiliates or subsidiaries, other than any representations of the Placement Agent contained herein and in the Memorandum, and in subscribing for Units the undersigned is not relying upon any representations other than any contained herein or in the Memorandum.

             (h) The undersigned understands and acknowledges that his purchase of the Units is a speculative investment that involves a high degree of risk and the potential loss of his entire investment.

             (i) The undersigned's overall commitment to investments that are not readily marketable is not disproportionate to the undersigned's net worth, and an investment in the Units will not cause such overall commitment to become excessive.

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             (j)  The undersigned understands and agrees that the certificates for the shares of Common Stock (including such shares into which the Warrants are exercisable) and Warrants shall bear substantially the following legend until (i) such securities shall have been registered under the Securities Act and effectively disposed of in accordance with a registration statement that has been declared effective or (ii) in the opinion of counsel for the Company such securities may be sold without registration under the Securities Act as well as any applicable "blue sky" or state securities laws:

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS. SUCH SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES AND MAY NOT BE OFFERED FOR SALE, SOLD, DELIVERED AFTER SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FILED BY THE ISSUER WITH THE SECURITIES AND EXCHANGE COMMISSION COVERING SUCH SECURITIES UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED.

             (k) The foregoing representations, warranties and agreements shall survive the Closings.

4.   PUBCO'S REPRESENTATIONS AND WARRANTIES

     Pubco hereby acknowledges, agrees with and represents and warrants to each of the undersigned, as follows:

             (a) Pubco has the corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement has been duly authorized, executed and delivered by Pubco and is valid, binding and enforceable against Pubco in accordance with its terms.

             (b) The Units, Common Stock and Warrants to be issued to the undersigned pursuant to this Agreement, when issued and delivered in accordance with the terms of this Agreement, will be duly and validly issued and will be fully paid and nonassessable.

             (c) Neither the execution and delivery nor the performance of this Agreement by Pubco will conflict with Pubco's Certificate of Incorporation, as amended, or By-laws, or result in a breach of any terms or provisions of, or constitute a default under, any material contract, agreement or instrument to which Pubco is a party or by which Pubco is bound.

             (d) After giving effect to the transactions contemplated by this Agreement and immediately after the Final Closing, Pubco will have the outstanding capital stock as described in the Memorandum.

             (e) The information contained in the Memorandum is true and correct in all material respects as of its date.

5.   COVENANTS FOLLOWING THE INITIAL CLOSING

     5.1 PREPARATION AND DELIVERY OF THE DRAFT FORM 8-K; WITHDRAWAL OF SUBSCRIPTION. At least five (5) days prior to the date of closing of the Merger, the Company shall prepare and deliver to the undersigned via overnight courier or facsimile, a draft copy of the current report on Form 8-K (the "Draft

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Form 8-K") proposed to be filed by Pubco, which shall describe the terms and conditions of the Merger, in accordance with the requirements of the Securities Exchange Act of 1934 and the Accounting and Financial Reporting Interpretations and Guidance issued by the accounting staff members of the Division of Corporate Finance of the Securities and Exchange Commission on March 31, 2001, as the same relates to "Reverse Acquisitions-Reporting Issues."

     5.2     REGISTRATION RIGHTS; LOCK-UP.

             (a) The Company shall use its reasonable best efforts to file a registration statement (the "Registration Statement") with the Securities and Exchange Commission (the "SEC") covering the resale of the shares of Common Stock (including such shares into which the Warrants are exercisable) not later than the earlier of (i) 180 days after the date of closing of the Merger or (ii) 90 days after approval for listing the Common Stock on the American Stock Exchange or 180 days after approval for listing on the Nasdaq SmallCap Market, whichever approval occurs first. The Company will maintain the effectiveness of the Registration Statement through the first anniversary of the date of closing of the Merger; PROVIDED that, if at any time or from time to time after the date of effectiveness of the Registration Statement, the Company notifies the undersigned in writing of the existence of a Potential Material Event (as defined below), the undersigned shall not offer or sell any shares of Common Stock, or engage in any other transaction involving or relating to such shares, from the time of the giving of notice with respect to a Potential Material Event until the Company notifies the undersigned that such Potential Material Event either has been disclosed to the public or no longer constitutes a Potential Material Event; PROVIDED, further that, the Company may not suspend the right of the undersigned pursuant to this Section 5.2(a) for more than 120 days in the aggregate. "Potential Material Event" means the possession by the Company of material information regarding a potential transaction beneficial to the Company or its stockholders not ripe for disclosure in a registration statement, which shall be evidenced by determinations in good faith by the Board of Directors of the Company that disclosure of such information in the registration statement would be detrimental to the business and affairs of the Company.

             (b) If the Company fails to (i) have the Registration Statement declared effective by the SEC within 240 days after the date of closing of the Merger, or (ii) subject to Section 5.2(a) and Section 5.2(c), maintain the effectiveness of the Registration Statement through the first anniversary of the date of the closing of the Merger, the Company shall be obligated to issue to the undersigned additional shares of Common Stock computed as follows: on the first day that the Company has failed to obtain the effectiveness of, or to maintain the effectiveness of, the Registration Statement, as the case may be (the "First Determination Date"), the Company shall determine the number of shares of Common Stock entitled to the benefit of the registration rights set forth in this Section 5.2 that are held by the undersigned (the "Subject Shares") and the number of shares purchasable pursuant to Warrants held by the undersigned (the "Subject Warrants" and, together with the Subject Shares, the "Subject Securities"); PROVIDED, HOWEVER, that the Subject Warrants shall only be included as Subject Securities if the closing price of the Common Stock for the trading day immediately prior to the First Determination Date on the principal exchange or trading system on which the Common Stock is traded is greater than the exercise price for the Warrants. Within fifteen (15) days following the First Determination Date, the Company shall issue to the undersigned shares of Common Stock equal to 1% of the Subject Securities (the "Penalty Shares"). Penalty Shares shall also be issuable upon the expiration of each 30-day period following the First Determination Date during which the Company has continued to fail to obtain effectiveness of, or maintain effectiveness of, the Registration Statement, as the case may be (the expiration date of each such 30-day period being a "Subsequent Determination Date"). The number of Penalty Shares issuable following each Subsequent Determination Date shall be determined and issued in accordance with this section on the same basis applicable to the First Determination Date; PROVIDED, HOWEVER, that Penalty Shares previously issued to the undersigned shall be excluded from the calculation of Subject Securities. Notwithstanding the foregoing, (i) if the Final Closing has not been consummated

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or if the undersigned is eligible to sell the shares of Common Stock pursuant to
Rule 144 under the Securities Act, no portion of the Penalty shall be issuable to the undersigned and (ii) the Company shall not be obligated to issue to the undersigned in respect of the Penalty an aggregate number of shares of Common Stock greater than 10% of the Subject Securities held by the undersigned as of the first day of the last month in which payments in respect of the Penalty are required to be made.

             (c) The Company shall notify the undersigned at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. At the request of the undersigned, the Company shall also prepare, file and furnish to the undersigned a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. Plus the undersigned agrees not to offer or sell any shares covered by the Registration Statement after receipt of such notification until the receipt of such supplement or amendment.

             (d) The Company may request the undersigned to furnish the Company such information with respect to the undersigned and the undersigned's proposed distribution of shares of Common Stock pursuant to the Registration Statement as the Company may from time to time reasonably request in writing or as shall be required by law or by the SEC in connection therewith, and the undersigned agrees to furnish the Company with such information.

             (e) The undersigned shall not publicly sell, contract to sell or otherwise dispose of (a "Transfer") any Securities beneficially owned by the undersigned, including any shares of Common Stock issued upon exercise of the Warrants; PROVIDED, HOWEVER, that following the earlier of the effective date of the Registration Statement or one year after the date of closing of the Merger, the undersigned may Transfer Securities at a rate of nine percent (9%) of the undersigned's initial holdings per month, subject to applicable securities laws.

6.   USE OF PROCEEDS

     The Company shall use the net proceeds from the offering of the Units for the costs of FDA clinical trials for the treatment of Presbyopia, Ocular Hypertension and Primary Open Angle Glaucoma, salaries and related expenses and professional fees, including auditing, legal, costs associated with the Company's patent portfolio, public relations, SEC compliance and other public entity expenses. Remaining net proceeds will be used for (i) working capital and general corporate purposes, including acquisitions, (ii) cost overruns relating to FDA clinical trials, and (iii) research and development on next-generation products, including the SEVFL and a surgical treatment for Dry ARMD. Upon receipt of the proceeds of this Offering from the Escrow Agent, the Company shall deposit and maintain the net proceeds in a segregated bank account and funds shall be released into the Company's operating account in a manner consistent with foregoing plan and upon periodic authorization from the Board of Directors of the Company.

7.   INSIDER TRADING PROHIBITION; INDEMNITY

             (a) Commencing as of the date upon which the Draft Form 8-K is sent to the undersigned and until the filing by the Company of the Form 8-K with the SEC, the undersigned hereby agrees to (i) refrain from (a) engaging in any transactions with respect to the capital stock of the Company

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or securities exercisable or convertible into or exchangeable for any shares of capital stock of the Company, and (b) entering into any transaction which would have the same effect, or entering into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of the capital stock of the Company and (ii) indemnify and hold harmless the Company, the Placement Agent, and their respective officers and directors, employees and affiliates and each other person, if any, who controls any of the foregoing, against any loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any violation of this Section 7 by the undersigned.

             (b) The undersigned agrees to indemnify and hold harmless the Company, the Placement Agent, the Escrow Agent and their respective officers and directors, employees and affiliates and each other person, if any, who controls any of the foregoing, against any loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any false representation or warranty by the undersigned, or the undersigned's breach of, or failure to comply with, any covenant or agreement made by the undersigned herein or in any other document furnished by the undersigned to the Company, its officers and directors, employees and its affiliates and each other person, if any, who controls any of the foregoing in connection with this transaction.

8.   PLEDGE AND LIQUIDATED DAMAGES

     8.1 PLEDGE. The undersigned hereby grants to the Company a continuing and unconditional security interest in the Securities issuable or issued to the undersigned at the Initial Closing and all other rights, contractual or otherwise, now existing or hereafter arising with respect to the Securities issuable or issued to the undersigned at the Initial Closing and all dividends, cash, securities, instruments and other property from time to time paid, payable or otherwise distributed in respect of or in exchange for any or all of the undersigned's interests in such Securities to secure the prompt, timely and complete payment of the amount payable to the Company hereunder by the undersigned at the Final Closing. All of the certificates or agreements evidencing the Securities issued to the undersigned at the Initial Closing will be delivered to the Company, accompanied by a stock power in the form of Exhibit A attached hereto and made a part hereof, duly executed in blank. So long as the security interest granted herein is not terminated, the undersigned will keep the Securities free of all security interests, voting trust agreements, or other instruments and encumbrances, except the security interest granted herein. So long as the Final Closing has not been consummated by the undersigned and the undersigned has not failed to make payment thereat when due, the undersigned shall be entitled to exercise any and all voting and other rights pertaining to such Securities. The security interest granted herein shall terminate and the Securities issued to the undersigned at the Initial Closing shall be delivered to the undersigned, upon the earlier of (i) the timely and complete payment of the amount payable by the undersigned to the Company at the Final Closing, and
(ii) the date the Securities are no longer subject to the lock-up provisions of
Section 5.2(e); PROVIDED, HOWEVER, that in the case of clause (ii), the security interest shall terminate only with respect to that number of Securities as to which the lock-up provisions have expired.

     8.2 LIQUIDATED DAMAGES. The undersigned understands and acknowledges that its failure to deliver the amount payable by the undersigned at the Final Closing will cause serious damage to the Company and on account of the great difficulty if not impossibility of ascertaining and proving the amount of such damage, the undersigned authorizes and appoints the Company, as liquidated damages sustained by the Company resulting from such nonpayment, as the undersigned's attorney-in-fact to transfer all or any part of the Securities to the Company. It is further agreed that such Securities, without proof of the same, shall be deemed to represent damages actually sustained by the Company by reason of

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such nonpayment on or prior to the Final Closing by the undersigned.

9.   MISCELLANEOUS PROVISIONS

     9.1 MODIFICATION. Neither this Agreement, nor any provisions hereof, shall be waived, modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, modification, discharge or termination is sought.

     9.2 NOTICES. Any party may send any notice, request, demand, claim or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, fax, ordinary mail or electronic mail), but no such notice, request, demand, claim or other communication will be deemed to have been duly given unless and until it actually is received by the intended recipient. Any party may change the address to which notices, requests, demands, claims and other communications hereunder are to be delivered by giving the other parties notice in the manner herein set forth.

     9.3 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     9.4 BINDING EFFECT. Except as otherwise provided herein, this Agreement shall be binding upon, and inure to the benefit of, the parties to this Agreement and their heirs, executors, administrators, successors, legal representatives and assigns. If the undersigned is more than one person or entity, the obligation of the undersigned shall be joint and several and the agreements, representations, warranties and acknowledgments contained herein shall be deemed to be made by, and be binding upon, each such person or entity and his or its heirs, executors, administrators, successors, legal representatives and assigns.

     9.5 ASSIGNABILITY. This Agreement is not transferable or assignable by the undersigned. This Agreement shall be transferable or assignable by the Placement Agent to the Company.

     9.6 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to conflicts of law principles.

     9.7 PRONOUNS. The use herein of the masculine pronouns "he," "him" or "his" or similar terms shall be deemed to include the feminine and neuter genders as well, and the use herein of the singular pronoun shall be deemed to include the plural as well.

                     ALL SUBSCRIBERS MUST COMPLETE THIS PAGE

IN WITNESS WHEREOF, the undersigned has executed this Agreement on the ____ day of ____________ 200_.

________________________    X $100,000 for each Unit = $_______________________.
 Units subscribed for                                   Aggregate Purchase Price

Manner in which Title is to be held (Please Check ONE):

1.  ___  Individual                 7.  ___   Trust/Estate/Pension or Profit sharing Plan
                                              Date Opened:______________

2.  ___  Joint Tenants with         8.  ___   As a Custodian for
         Right of Survivorship                ______________________________________
                                              Under the Uniform Gift to Minors Act of
                                              the Sate of
                                              ______________________________________

3.  ___  Community Property         9.   ___  Married with Separate Property

4.  ___  Tenants in Common          10.  ___  Keogh

5.  ___  Corporation/Partnership/   11.  ___  Tenants by the Entirety
         Limited Liability Company

6.  ___  IRA

             IF MORE THAN ONE SUBSCRIBER, EACH SUBSCRIBER MUST SIGN.
                 INDIVIDUAL SUBSCRIBERS MUST COMPLETE PAGE C-11.
             SUBSCRIBERS WHICH ARE ENTITIES MUST COMPLETE PAGE C-12.

                          EXECUTION BY NATURAL PERSONS

-----------------------------------------------------------------------------
                     Exact Name in Which Title is to be Held

----------------------------------   ----------------------------------------
Name (Please Print)                  Name of Additional Purchaser

----------------------------------   ----------------------------------------
Residence: Number and street         Address of Additional Purchaser

----------------------------------   ----------------------------------------
City, State and Zip Code             City, State and Zip Code

----------------------------------   ----------------------------------------
Social Security Number               Social Security Number

----------------------------------   ----------------------------------------
Telephone Number                     Telephone Number

----------------------------------   ----------------------------------------
Fax Number (if available)            Fax Number (if available)

----------------------------------   ----------------------------------------
E-Mail (if available)                E-Mail (if available)


----------------------------------   ----------------------------------------
(Signature)                          (Signature of Additional Purchaser)

                  ACCEPTED this ___ day of _______, 200_, on behalf of Pubco.

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                   EXECUTION BY SUBSCRIBER WHICH IS AN ENTITY
                     (Corporation, Partnership, Trust, Etc.)

--------------------------------------------------------------------------------
                          Name of Entity (Please Print)

Date of Incorporation or Organization:__________________________________________

State of Principal Office:______________________________________________________

Federal Taxpayer Identification Number: ________________________________________

----------------------------------
Office Address

----------------------------------
City, State and Zip Code

----------------------------------
Telephone Number

----------------------------------
Fax Number (if available)

----------------------------------
E-Mail (if available)

                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:


[seal]

Attest:
       -----------------------------
        (If Entity is a Corporation)

                                        ----------------------------------------
                                        Address

               ACCEPTED this ____ day of __________, 200_, on behalf of Pubco.

                                              By:
                                                 -------------------------------
                                                 Name:
                                                 Title:

                                    EXHIBIT A

                             IRREVOCABLE STOCK POWER

     FOR VALUE RECEIVED,________________________ hereby sells, assigns and transfer unto Presby Corp. or its successor and assigns, ______________________ (______) shares of common stock and warrants exercisable for _________________ (__________) shares of common stock of _____________________, a _____________
corporation, standing in the undersigned's name on the books of such corporation represented by Certificate(s) No. __________ and Warrant(s) No. ______, and attorney to transfer such stock and warrants on the books of such corporation with full power of substitution in the premises.


Dated:___________________           ----------------------------------
                                    Name:

                                ESCROW AGREEMENT

THIS ESCROW AGREEMENT (the "Escrow Agreement"), is entered into as of _______________, 2002, by and among a publicly-traded company which will acquire by merger Presby Corp ("Pubco"), ______________________, an individual residing at the address indicated on the signature page hereof (the "Subscriber"), and Greenberg Traurig, LLP, as escrow agent (the "Escrow Agent"). Pubco and the Subscriber are sometimes referred to herein individually as a "Party" and together as the "Parties." Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Subscription Agreement (as defined below).

                                    RECITALS

WHEREAS, Pubco and the Subscriber have entered into a Subscription Agreement of even date herewith (the "Subscription Agreement") for the purchase by the Subscriber of a number of units ("Units"), each consisting of (i) 50,000 shares of Pubco's common stock, par value $.001 per share ("Common Stock"), and (ii) a detachable warrant to purchase 25,000 shares of Common Stock ("Warrant");

WHEREAS, pursuant to Section 1.2 of the Subscription Agreement, the Subscriber is required to deliver the Aggregate Purchase Price for the Units (the "Escrowed Funds") to the Escrow Agent, to be held and distributed by the Escrow Agent in accordance with the terms of this Escrow Agreement; and

WHEREAS, the Escrow Agent is willing to serve as escrow agent pursuant to the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Parties and the Escrow Agent hereby agree as follows:

1.   DEPOSIT AND RELEASE OF ESCROWED DOCUMENTS

1.1 RECEIPT OF TOTAL PURCHASE PRICE AND SECURITIES. On the terms and subject to the conditions of this Escrow Agreement, the Escrow Agent agrees to receive, deposit and hold the funds representing payment of the Aggregate Purchase Price (the "Payment") in a special non interest-bearing bank account (the "Escrow Account") upon delivery thereof by the Subscriber to the Escrow Agent. The date that a Payment is received into escrow is referred to herein as a "Payment Date." The Placement Agent shall instruct the Subscriber to remit the Payment in the form of a check (which check must be certified if remitted during the five
(5) Business Days prior to the Closing Date) or wire transfers to the Escrow Agent for receipt by the Escrow Agent at least two (2) Business Days before the Closing Date. All such checks and wire transfers forwarded to the Escrow Agent shall be accompanied by information identifying the Subscriber and the Subscriber's social security or tax identification number and address. Wire transfers of the Payment to the Escrow Account shall be made in U.S. federal funds transferred as follows:

                      Wire Instructions for Escrow Account

                                 Citibank, N.A.
                        153 East 53rd Street, 20th Floor
                               New York, NY 10043
                                 ABA #021000089
                              Attn: Adrianna Arroyo

                                 FOR CREDIT TO:

                             Greenberg Traurig, LLP
                           Escrow Account No. 37092076

                                   REFERENCE:

                            Presby Private Placement
                                   57077.0101
                               Spencer G. Feldman

1.2  RELEASE OF ESCROW FUNDS AND DELIVERY OF SECURITIES.

(a) In the event that the Subscriber exercises its right to revoke the subscription pursuant to Section 2.1(a) of the Subscription Agreement, the Placement Agent shall provide the Escrow Agent with written notice of such revocation (the "Revocation Notice") and, within ten (10) Business Days after receipt of the Revocation Notice, the Escrow Agent shall (i) terminate the escrow and (ii) distribute the Escrowed Funds to the Subscriber by check directly to the Subscriber in accordance with the amounts deposited into escrow by such Subscriber.

(b) The Placement Agent shall provide the Escrow Agent with written notice of the effectiveness of the Merger (the "Notice of Merger") within one (1) Business Day after the date of such effectiveness. In the event that the Merger is effective on or before the date which is seventy-five (75) days after the zdate of the Subscription Agreement (the "Merger Deadline"), no later than the fifth
(5th) Business Day following the Escrow Agent's receipt of the Notice of Merger,
(i) the Escrow Agent shall distribute the Escrowed Funds to Pubco or as designated by Pubco in writing, and (ii) Pubco shall direct the transfer agent of Pubco to issue and deliver certificates representing the Shares in the name of the Subscriber thereof to the address specified by the Subscriber in the Subscription Agreement.

(c) In the event that the Merger is not effective on or before the Merger Deadline, no later than the tenth (10th) Business Day after the Merger Deadline, the Escrow Agent shall (i) terminate the escrow and (ii) distribute the Escrowed Funds to the Subscriber by check directly to the Subscriber in accordance with the amounts deposited into escrow by such Subscriber.

2.   DUTIES AND RESPONSIBILITIES OF ESCROW AGENT

2.1 ACCEPTANCE. The Escrow Agent hereby accepts its appointment and agrees to act as escrow agent in accordance with and subject to the terms and conditions of this Escrow Agreement.

2.2  LIMITED DUTIES. The Parties acknowledge and agree that the Escrow Agent:
(i) shall not be responsible for or bound by, and shall not be required to inquire into whether any Party or other person is entitled to receive the Escrowed Funds or any portion thereof pursuant to the Subscription Agreement, but shall be obligated only for the performance of such duties as are specifically set forth in this Escrow Agreement; (ii) may rely on and shall be protected in acting or refraining from acting upon any written notice, instruction, instrument, statement, request or document furnished to it hereunder and believed by it in good faith to be genuine and to have been signed or presented by the proper person, and shall have no responsibility for determining the accuracy thereof; and (iii) may consult counsel satisfactory to it, and the opinion of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the opinion of such counsel. The Escrow Agent shall not be required to inquire into the propriety of the Escrowed Funds deposited hereunder nor shall the Escrow Agent be required to investigate any other matter or arrangement by and among the Parties or any other person.

2.3 INDEMNITY. The Parties, jointly and severally, hereby agree to indemnify and hold harmless the Escrow Agent and any of its employees or agents against and in respect of any and all claims, suits, actions, proceedings (formal and informal), investigations, judgments, deficiencies, damages, settlements, liabilities and legal and other expenses (including reasonable legal fees and expenses of attorneys chosen by Escrow Agent) as and when incurred arising out of or based upon any act, omission, alleged act, or alleged omission by the Escrow Agent, or its agents, or any other cause, in any case in connection with the acceptance of, or the performance or non-performance by Escrow Agent, or its agents, of any of the Escrow Agent's duties under this Escrow Agreement. The Escrow Agent shall not be liable for any mistake of fact or of law or any error of judgment, or for any act or any omission or act of negligence, other than bad faith, gross negligence or willful misconduct (including fraud), and the Parties waive any such claim against Escrow Agent. The Escrow Agent's duty is only to the Company or the Parties to this Escrow Agreement and to no other person whomsoever.

2.4 EXPENSES. The Placement Agent or Pubco, as the case may be, agrees to reimburse the Escrow Agent for its reasonable out-of-pocket expenses (including reasonable counsel fees) incurred in connection with the performance of its duties and responsibilities under this Escrow Agreement.

2.5 RESIGNATION. If the Escrow Agent shall be unable to act or shall resign as Escrow Agent hereunder, the successor escrow agent shall be a proper entity chosen by Escrow Agent in its sole discretion (the "Successor"). Escrow Agent may at any time give written notice of its resignation (the "Resignation Notice") to the other parties hereto. Such resignation shall take effect when the Successor accepts in writing its appointment as Successor and receives from Escrow Agent, the Escrowed Funds. If no Successor has been appointed and has accepted the Escrowed Funds within five (5) days after the Resignation Notice is sent, the Subscription Agent and the Subscriber may petition any court of competent jurisdiction for the appointment of a Successor. Such court may thereupon appoint a Successor after Escrow Agent deposits the Escrowed Funds into such court and after such notice, if any, to the other parties hereto as the court may deem proper and prescribe. This Escrow Agreement shall not otherwise be assignable without the prior written consent of the other parties hereto.

2.6 NO INTEREST. The Escrow Agent does not have and will not have any interest in the Escrowed Funds, but is serving only as stakeholder, having only possession thereof.

2.7 EXCLUSIVE DUTIES. This Escrow Agreement sets forth exclusively the duties of the Escrow Agent with respect to any and all matters pertinent thereto and no implied duties or obligations shall be read into this Escrow Agreement.

2.8 COUNSEL. The Parties acknowledge that the Escrow Agent is acting as counsel to Pubco in connection with the transactions contemplated by the Subscription Agreement, and the Parties agree that neither this Escrow Agreement nor the Escrow Agent's duties or actions as escrow agent hereunder shall prohibit the Escrow Agent from acting or continuing to act as legal counsel for Pubco in connection with the transactions contemplated by the Subscription Agreement and/or in connection with any dispute which may arise out of this Escrow Agreement.

3.   DISPUTE RESOLUTION

It is understood and agreed that if any dispute shall arise with respect to the delivery, ownership, right of possession or disposition of the Escrowed Funds, or any portion thereof, or if the Escrow Agent shall in good faith be uncertain as to its duties or rights hereunder, the Escrow Agent shall be authorized, without liability to anyone, to (i) refrain from taking any action other than to continue to hold the Escrowed Funds pending receipt of joint written instruction signed by each of the Parties, or (ii) deposit the Escrowed Funds with any court of competent jurisdiction located in the State of New York or any Federal Court located in the State of New York, in which event the Escrow Agent shall give written notice thereof to each of the Parties and thereupon the Escrow Agent shall be relieved and discharged from all further obligations pursuant to this Escrow Agreement. The Escrow Agent may, but shall be under no duty whatsoever to, institute or defend any legal proceedings which relate to the Escrowed Funds. The Escrow Agent shall have the right to retain counsel if it becomes involved in any disagreement, dispute or litigation on account of this Escrow Agreement or otherwise determines that it is necessary to consult counsel.

4.   NOTICES

Unless otherwise provided, any notice, consent, approval, authorization, waiver or other communication required or permitted under this Escrow Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified, on the next business day after delivery to a nationally recognized overnight courier service, upon confirmation of receipt of a facsimile transmission or five (5) days after deposit with the United States Post Office, by registered or certified mail, postage prepaid, and addressed to the party to be notified at the address or facsimile number indicated below for such party, or at such other address as such party may designate upon written notice to the other parties (except that notice of change of address shall be deemed given upon receipt). A copy of any notice given by the Placement Agent or the Subscriber to the Escrow Agent pursuant to this Escrow Agreement shall be given simultaneously to the other Party. A copy of any notice given by the Escrow Agent pursuant to this Escrow Agreement to any Party shall be given simultaneously to each other Party.

             (a)  In the case of Pubco or the Placement Agent:

                         Glenn Michael Financial, Inc.
                         534 Broad Hollow Road
                         Melville, New York 11747
                         Tel.:  (631) 755-3000
                         Fax:   (631) 755-9749
                         Attn:  Mr. Glenn Lanaia

             (b) In the case of the Subscriber, at the address set forth on the signature page hereto; and

             (c)  In the case of the Escrow Agent to:

                  Greenberg Traurig, LLP

                         The MetLife Building
                         200 Park Avenue, 15th Floor
                         New York, New York 10166
                         Phone: (212) 801-9200
                         Fax: (212) 801-6400
                         Attn: Spencer G. Feldman, Esq.

5.   MISCELLANEOUS PROVISIONS

5.1 ENTIRE AGREEMENT. This Escrow Agreement and the Subscription Agreement between the Placement Agent and the Subscriber constitute the entire agreement among the parties with respect to the subject matter hereof, and supersede all prior and contemporaneous arrangements or understandings with respect thereto, whether written or oral.

5.2 AMENDMENTS AND WAIVERS. Any term of this Escrow Agreement may be amended and the observance of any term of this Escrow Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only by an instrument in writing and signed by the Party against whom such amendment or waiver is sought to be enforced. The duties of the Escrow Agent under this Escrow Agreement may not be altered, amended, modified or revoked except by an instrument in writing executed by the Escrow Agent and each of the Parties.

5.3 SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, the terms and conditions of this Escrow Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Escrow Agreement, express or implied, is intended to confer upon any person or entity other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Escrow Agreement, except as may be expressly provided in this Escrow Agreement.

5.4 GOVERNING LAW. This Escrow Agreement, including the validity hereof and the rights and obligations of the parties hereunder, and all amendments and supplements hereof and all waivers and consents hereunder, shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to conflicts of law principles.

5.5 SEVERABILITY. If any provision of this Escrow Agreement shall be adjudged by a court to be invalid or unenforceable, the same shall in no way affect any other provision of this Escrow Agreement, the application of such provision in any other circumstances or to any other party, or the validity or enforceability of this Escrow Agreement.

5.6 COUNTERPARTS. This Escrow Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

5.7 CONSENT TO JURISDICTION AND SERVICE OF PROCESS. The Subscription Agent and the Subscriber hereby irrevocably consent to the jurisdiction of the courts of the State and County of New York and of any Federal Court located in the State and County of New York, each as may have competent jurisdiction, in connection with any action, suit or other proceeding arising out of or relating to this Escrow Agreement or any action taken or omitted hereunder, waive personal service of any summons, complaint or other process and agree that the service thereof may be made by certified or registered mail directed to such person at such person's address for purpose of notice hereunder.

5.8 JUDGMENTS. The Escrow Agent is hereby expressly authorized to comply with and obey any order, judgment or decree of a court of competent jurisdiction. In case the Escrow Agent obeys or complies with any such order, judgment or decree, the Escrow Agent shall not be liable to any of the Parties or to any other person, firm, corporation or entity by reason of such compliance, notwithstanding that any such order, judgment or decree may be subsequently reversed, modified, annulled, set aside, vacated or found to have been entered into without jurisdiction.

5.9 TERMINATION OF ESCROW AGREEMENT. This Escrow Agreement shall terminate and the Escrow Agent shall have no further duties hereunder upon the earlier to occur of (i) the termination of the Subscription Agreement or (ii) the distribution of all of the Escrowed Funds pursuant to the terms and conditions hereof.

IN WITNESS WHEREOF, the parties have executed this Escrow Agreement as of the date first above written.

                                PUBCO:

                                By:
                                    -----------------------------
                                    Name:
                                    Title:

                                ESCROW AGENT:

                                GREENBERG TRAURIG, LLP

                                By:
                                    -----------------------------
                                    Name:
                                    Title:

                                SUBSCRIBER:

                                --------------------------------
                                Name:
                                      --------------------------
                                Address:
                                         -----------------------

                                --------------------------------

                                --------------------------------